UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2024

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 12, 2024, Bio-Path Holdings, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, or until June 10, 2025, to regain compliance with the Rule. The Letter also indicated that if at any time before June 10, 2025 the closing bid price for the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, Nasdaq will provide written notification to the Company that it complies with the Rule. The Letter has no effect on the listing of the Company’s common stock at this time, and the Company’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “BPTH.”

If the Company does not regain compliance with the Rule by June 10, 2025, the Company may be eligible for a second compliance period of 180 calendar days, provided that the Company meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and notifies Nasdaq of the Company’s intention to cure the deficiency during such second compliance period, including by effecting a reverse stock split, if necessary.

If the Company does not regain compliance with the Rule by June 10, 2025 and is not eligible for a second compliance period at that time, Nasdaq will provide written notification to the Company that its common stock may be delisted. At that time, the Company may appeal Nasdaq’s delisting determination to a Nasdaq Hearings Panel (the “Panel”). If the Company timely appeals, it would remain listed pending the Panel’s decision. There can be no assurance that, if the Company does appeal the delisting determination by Nasdaq to the Panel, such appeal would be successful.

The Company intends to continue to monitor the closing bid price of its common stock and may, if appropriate, consider implementing available options to regain compliance with the Rule, including by effecting a reverse stock split.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company held its 2024 annual meeting (the “Annual Meeting”) of stockholders of the Company on December 12, 2024 in The Woodlands, Texas. At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Bio-Path Holdings, Inc. 2022 Stock Incentive Plan (the “2022 Plan”) to increase the number of shares of the Company’s common stock that may be issued under the 2022 Plan by 1,200,000 shares for a total of 1,265,000 shares. A description of the 2022 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 28, 2024 under the heading “Proposal Three: Approval Of An Amendment To The Company’s 2022 Stock Incentive Plan To Increase The Number Of Shares Of Common Stock That May Be Issued Under The Plan By 1,200,000 Shares For A Total Of 1,265,000 Shares,” which description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 hereto, and the 2022 Plan, which is filed as Exhibit 10.2 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 12, 2024, the Company called to order its Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders: (i) elected the five persons listed below under Proposal 1 to serve as directors of the Company, to hold office until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified; (ii) ratified and approved the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, (iii) approved an amendment to the Company’s 2022 Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan by 1,200,000 shares for a total 1,265,000 shares, (iv) approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-30, to be determined by the Board, (v) approved the issuance of more than 20% of our common stock pursuant to the private placement that closed on October 10, 2024 (the “Private Placement”) and Nasdaq Listing Rule 5635(d) and (vi) approved an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Four. While the adjournment proposal was approved, because Proposal Four was approved, the adjournment proposal was not necessary. The following describes the results of the voting at the Annual Meeting:

Proposal 1:	For the election of directors of the Company, to hold office until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
Peter H. Nielsen	574,606	--	131,201	--	1,023,706
Heath W. Cleaver	582,809	--	122.998	--	1,023,706
Paul D. Aubert	583,892	--	121,915	--	1,023,706
Aline Sherwood	570,605	--	135,202	--	1,023,706
Douglas P. Morris	575,809	--	129,998	--	1,023,706

Proposal 2:	For the ratification and approval of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
1,573,589	53,181	--	102,742	--

Proposal 3:	For the approval of an amendment to the Company’s 2022 Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan by 1,200,000 shares for a total 1,265,000 shares:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
468,279	231,275	--	6,253	1,023,706

Proposal 4:	For the approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-30, to be determined by the Board:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
1,105,240	557,965	--	66,307	--

Proposal 5:	For the approval of the issuance of more than 20% of our common stock pursuant to the Private Placement and Nasdaq Listing Rule 5635(d):

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
490,791	207,830	--	7,186	1,023,706

Proposal 6:	For the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Four:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
1,239,128	423,005	--	67,378	--

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	First Amendment to Bio-Path Holding, Inc. 2022 Stock Incentive Plan
10.2	Bio-Path Holdings, Inc. 2022 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 20, 2022).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: December 13, 2024	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer